UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D. C. 20549

                               AMENDMENT NO. 3 TO
                                    FORM 8-K
                (Amending Form 8-K/A filed on September 23, 1998,
                 which amended Form 8-K/A filed on June 29, 1998
                 which amended Form 8-K filed on June 26, 1998)


                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

Date of Report   (Date of earliest event reported):         June 8, 1998


                       APPLIED CELLULAR TECHNOLOGY, INC.
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             (Exact name of registrant as specified in its charter)

                                    Missouri
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                 (State or other jurisdiction of incorporation)

                                    000-26020
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                            (Commission File Number)

                                   43-1641533
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                        (IRS Employer Identification No.)

            400 Royal Palm Way, Suite 410, Palm Beach, Florida 33480
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              (Address of principal executive officers) (Zip Code)


Registrant's telephone number, including area code:       561-366-4800


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Item 7.  Financial Statements and Exhibits.

                  In a Report on Form 8-K filed June 26, 1998, the Registrant reported that, on June 8, 1998, the Registrant purchased an 85% interest in Signature Industries Limited, a company registered in England ("Signature"). In the Registrant's Amendment No. 2 to such Form 8-K, filed September 23, 1998, the Registrant indicated that financial statements of Signature are not required to be filed pursuant to Rule 3.05(b) of Regulation S-X of the Securities Exchange Act of 1934. Moreover, the Registrant indicated that it was not required to file Pro Forma financial information pursuant to Rule 11-01 of Regulation S-X of the Securities Exchange Act of 1934, even though such information had been included in the Registrant's quarterly report on Form 10-Q for the quarterly period ended June 30, 1998, filed with the commission on August 14, 1998 (Commission File Number:000-26020) and was incorporated into Amendment No. 2 by reference.

                  The Registrant has subsequently discovered that the calculations previously made in this regard were not accurate, and that financial statements of Signature and pro forma information for the Registrant are required. Those financial statements and pro forma financial information are being filed by this amendment.

         (a)      Financial statements of business acquired

                  Financial statements of Signature for the fiscal year ended March 31, 1998 are attached as Exhibit 99.2 hereto.

         (b)      Pro forma financial information

                  Pro forma financial information is attached as Exhibit 99.3 hereto.

         (c)      Exhibits

                  99.2 Financial Statements of Signature for the fiscal year ended March 31, 1998.
                  99.3     Pro forma financial information

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   APPLIED CELLULAR TECHNOLOGY, INC.
                                  (Registrant)

Date: March 10, 1999
                                       /s/ David A. Loppert
                                           Vice President